!  GSHYPO55.CDI  #CMOVER_3.0D WHOLE_LOAN  !  MAX_CF_VECTSIZE 620
!
!! Created by Intex Deal Maker v3.6.284  ,  subroutines 3.1
!!   05/04/2004   3:57 PM
!
!  Modeled in the Intex CMO Modeling Language, (FCTSNYW232785)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
 COLLAT_GROUPS 1
!
!
  DEFINE CONSTANT #OrigCollBal = 259000000.00
  DEFINE CONSTANT #OrigCollBal1 = 259000000.00
!
  DEFINE CONSTANT #OrigBondBal = 259000000.00
  DEFINE CONSTANT #OrigBondBal1 = 259000000.00
!
!
   FULL_DEALNAME:        gshypo55
!
   DEAL SIZE:            $ 259000000.00
   PRICING SPEED:        300% PSA
!  ISSUE DATE:           20040501
   SETTLEMENT DATE:      20040528
!
  Record date delay:     24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040501 _
       DEAL_FIRSTPAY_DATE         20040625
!
!
  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON", 1) ) / COLL_PREV_BAL(1) * 1200
!
  DEFINE TABLE "NASSEN" (6, 2) = "MONTH" "NAS_FRACSEN"
      60.1   0%
      72.1   30%
      84.1   40%
      96.1   60%
      108.1   80%
      120.1   100%
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
DEFINE TRANCHE "NAS", "A1A", "A1B", "A1C", "A1I", "A2A", "A2B", "A2C", "A2I", "A3", "A4", "SUB"
!
!
Tranche "NAS" SEN_NAS_FIX
   Block 25900000.00 at 5.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A1A" SEN_FIX
   Block 30000000.00 at 5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A1B" SEN_FIX
   Block 30000000.00 at 5.25  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A1C" SEN_FIX
   Block 34300000.00 at 5.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A1I" SEN_IO
   Block 4090909.09 at 5.5  FREQ M   NOTIONAL WITH BLOCK "A1A#1"&"A1B#1"&"A1C#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A2A" SEN_FIX
   Block 25600000.00 at 5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A2B" SEN_FIX
   Block 30000000.00 at 5.25  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A2C" SEN_FIX
   Block 30000000.00 at 5.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A2I" SEN_IO
   Block 3690909.09 at 5.5  FREQ M   NOTIONAL WITH BLOCK "A2A#1"&"A2B#1"&"A2C#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A3" SEN_FIX
   Block 8700000.00 at 5.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "A4" SEN_FIX
   Block 36730000.00 at 5.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
Tranche "SUB" JUN_FIX
   Block 7770000.00 at 5.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040501  Next 20040625
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040528
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040501 Next 20040625 Settle 20040528
!
  CLASS "NAS"       NO_BUILD_TRANCHE _
                    = "NAS"
  CLASS "A1A"       NO_BUILD_TRANCHE _
                    = "A1A"
  CLASS "A1B"       NO_BUILD_TRANCHE _
                    = "A1B"
  CLASS "A1C"       NO_BUILD_TRANCHE _
                    = "A1C"
  CLASS "A1I"       NO_BUILD_TRANCHE _
                    = "A1I"
  CLASS "A2A"       NO_BUILD_TRANCHE _
                    = "A2A"
  CLASS "A2B"       NO_BUILD_TRANCHE _
                    = "A2B"
  CLASS "A2C"       NO_BUILD_TRANCHE _
                    = "A2C"
  CLASS "A2I"       NO_BUILD_TRANCHE _
                    = "A2I"
  CLASS "A3"        NO_BUILD_TRANCHE _
                    = "A3"
  CLASS "A4"        NO_BUILD_TRANCHE _
                    = "A4"
  CLASS "SUB"       NO_BUILD_TRANCHE _
                    = "SUB"
  CLASS "A1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "A1A" "A1B" "A1C" "A1I"
  CLASS "A2" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "A2A" "A2B" "A2C" "A2I"
  CLASS "AB" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "A2" "A3"
  CLASS "A" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "A1" "AB"
  CLASS "AS" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "A" "A4"
  CLASS "SEN"       WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "NAS" "AS"
!
!
  CLASS "ROOT" _
                   = "SEN" "SUB"
!
  DEFINE PSEUDO_TRANCHE CLASS "SEN"          Delay 24  Dated 20040501  Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "AS"           Delay 24  Dated 20040501  Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "A"            Delay 24  Dated 20040501  Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "A1"           Delay 24  Dated 20040501  Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "AB"           Delay 24  Dated 20040501  Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "A2"           Delay 24  Dated 20040501  Next 20040625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #NasShiftSEN         = LOOKUP_TBL( "STEP", CURMONTH , "NASSEN", "MONTH", "NAS_FRACSEN" )
!
   calculate :  #NasFracSEN          = BBAL("NAS")/ BBAL("NAS", "AS")
!
   calculate :  #SenPct  = BBAL("SEN")/BBAL("SEN","SUB")
!
   calculate :  #SenPrep = _
              IF (#SenPct > ORIG_BBAL("SEN")/ORIG_BBAL("SEN","SUB")) _
              THEN 1 _
              ELSE #SenPct + SHIFT% * (1-#SenPct), _
   Reduce_SHIFT%_when (1)
!
   calculate : #SENRECOV = _
     MIN( #SenPct * DELINQ_LIQUIDATE, _
                  #SenPrep * DELINQ_RECOVER )
!
 calculate:  "SEN" _
  NO_CHECK SCHEDULED       AMOUNT        #SenSchedAlloc    = #SenPct * COLL_P_SCHED , _
  NO_CHECK PREPAY          AMOUNT  LIMIT #SenPrepayAlloc   = #SenPrep * COLL_P_PREPAY , _
  NO_CHECK RECOVER         AMOUNT  LIMIT #SenRecoverAlloc  = #SENRECOV
!
   calculate : #SubSched   = MAX( 0, COLL_P_SCHED - #SenSchedAlloc )
   calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc )
   calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUB" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
        from :  CLASS ( "SEN" )
         pay :  CLASS INTEREST PRO_RATA  ( "NAS"; "AS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "NAS"; "AS" )
------------------------------------
   calculate :  #NasCeilSEN = MIN ( BBAL("NAS"), #SenSchedAlloc * #NasFracSEN + #SenPrepayAlloc * #NasFracSEN * #NasShiftSEN + #SenRecoverAlloc * #NasFracSEN)
   calculate :  #NasCeilSEN = IF CURMONTH LE 60 THEN 0 ELSE #NasCeilSEN
------------------------------------
  subject to :  CEILING ( #NasCeilSEN )
        from :  CLASS ( "SEN" )
         pay :  CLASS BALANCE SEQUENTIAL ("NAS")
------------------------------------
        from :  CLASS ( "SEN" )
         pay :  CLASS BALANCE SEQUENTIAL ("AS", "NAS")
------------------------------------
!
        from :  CLASS ( "AS" )
         pay :  CLASS INTEREST PRO_RATA  ( "A"; "A4" )
         pay :  CLASS INTSHORT PRO_RATA  ( "A"; "A4" )
------------------------------------
        from :  CLASS ( "AS" )
         pay :  CLASS BALANCE SEQUENTIAL ( "A", "A4" )
------------------------------------
!
        from :  CLASS ( "A" )
         pay :  CLASS INTEREST PRO_RATA  ( "A1"; "AB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "A1"; "AB" )
------------------------------------
        from :  CLASS ( "A" )
         pay :  CLASS BALANCE PRO_RATA ( "A1" ; "AB" )
------------------------------------
!
        from :  CLASS ( "A1" )
         pay :  CLASS INTEREST PRO_RATA  ( "A1A"; "A1B"; "A1C"; "A1I" )
         pay :  CLASS INTSHORT PRO_RATA  ( "A1A"; "A1B"; "A1C"; "A1I" )
------------------------------------
        from :  CLASS ( "A1" )
         pay :  CLASS BALANCE PRO_RATA ( "A1A" ; "A1B" ; "A1C" ; "A1I" )
------------------------------------
!
        from :  CLASS ( "AB" )
         pay :  CLASS INTEREST PRO_RATA  ( "A2"; "A3" )
         pay :  CLASS INTSHORT PRO_RATA  ( "A2"; "A3" )
------------------------------------
        from :  CLASS ( "AB" )
         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
        from :  CLASS ( "A2" )
         pay :  CLASS INTEREST PRO_RATA  ( "A2A"; "A2B"; "A2C"; "A2I" )
         pay :  CLASS INTSHORT PRO_RATA  ( "A2A"; "A2B"; "A2C"; "A2I" )
------------------------------------
        from :  CLASS ( "A2" )
         pay :  CLASS BALANCE PRO_RATA ( "A2A" ; "A2B" ; "A2C" ; "A2I" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "NAS" )
         pay :  SEQUENTIAL ( "NAS#1" )
------------------------------------
        from :  CLASS ( "A1A" )
         pay :  SEQUENTIAL ( "A1A#1" )
------------------------------------
        from :  CLASS ( "A1B" )
         pay :  SEQUENTIAL ( "A1B#1" )
------------------------------------
        from :  CLASS ( "A1C" )
         pay :  SEQUENTIAL ( "A1C#1" )
------------------------------------
        from :  CLASS ( "A2A" )
         pay :  SEQUENTIAL ( "A2A#1" )
------------------------------------
        from :  CLASS ( "A2B" )
         pay :  SEQUENTIAL ( "A2B#1" )
------------------------------------
        from :  CLASS ( "A2C" )
         pay :  SEQUENTIAL ( "A2C#1" )
------------------------------------
        from :  CLASS ( "A3" )
         pay :  SEQUENTIAL ( "A3#1" )
------------------------------------
        from :  CLASS ( "A4" )
         pay :  SEQUENTIAL ( "A4#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "SUB" )
         pay :  SEQUENTIAL ( "SUB#1" )
------------------------------------
!
 Schedule "SHIFT%"
Declare
60     100%
72     70%
84     60%
96     40%
108    20%
120    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040501    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
!! BEGINNING OF COLLATERAL
M        1               WL    00    WAC               5.74 (    259000000.00 /    259000000.00 );    259000000.00                      0.24         0.24             357:1     357:1       358 NO_CHECK GROUP 1